SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported) August 26, 1998
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                         Cablevision Systems Corporation
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               (Exact Name of Registrant as Specified in Charter)




           Delaware                    1-14764                 11-3415180
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(State or Other Jurisdiction   (Commission File          (IRS Employer
of Incorporation)              Number)                   Identification No.)


  One Media Crossways, Woodbury, New York                              11797
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  (Address of Principal Executive Offices)                          (Zip Code)



        Registrant's telephone number, including area code (516) 364-8450


                                       N/A
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             (Former Name or Address, if Changed since Last Report)

ITEMS 1-4.     NOT APPLICABLE.

ITEM 5.        OTHER EVENTS.


         On August 26, 1998, CSC Holdings, Inc. ("Holdings"), a wholly owned subsidiary of Cablevision Systems Corporation ("Cablevision"), and Loews Cineplex Entertainment Corporation ("Loews") entered into a definitive agreement relating to the acquisition by Holdings from Loews of Loews' interests in the real property and assets specifically related to or located at 24 movie theatres (the "Initial Theatres") with a total of 84 screens in the New York and Chicago metropolitan areas (the "Initial Transaction"). Loews was required to divest the Initial Theatres under the terms of an agreement with the Department of Justice which was reached to permit the merger of Loews Theatres Exhibition Group and Cineplex Odeon earlier this year. Under the definitive agreement, Holdings will pay Loews $85 million in cash for the Initial Theatres. In addition, Holdings has entered a second agreement with Loews pursuant to which Holdings has the right, subject to satisfactory completion of its due diligence investigation, to purchase an additional 7 movie theatres (the "Additional Theatres") with a total of 21 screens in the New York suburban area for approximately $6.7 million in cash (the "Additional Theatres Transaction"). In connection with the Additional Theatres Transaction, Loews has granted Holdings a right of first offer on an additional 25 movie theatres in the New York suburban area until the first anniversary of the closing of the Initial Transaction. The Initial Transaction is expected to be completed later this year and the Additional Theatres Transaction is expected to be completed contemporaneously therewith or shortly thereafter. The closings of both transactions are subject to customary closing conditions including, the receipt of various consents and approvals, and, in respect of the Initial Transaction, the approval of the Loews divestiture plan by the Department of Justice.

ITEM 6.   NOT APPLICABLE.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

              (c)      Exhibits.

              (1)      Cablevision Press Release, dated August 27, 1998


ITEM 8.   NOT APPLICABLE.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CABLEVISION SYSTEMS CORPORATION


                                         By  /s/ Barry J. O'Leary
                                            -----------------------------------
                                             Name:   Barry J. O'Leary
                                             Title:  Senior Vice-President,
                                                     Finance and Treasurer